[LOGO]
                                 IMPERIAL BANK
                                   Member FDIC

                                CREDIT AGREEMENT

     This  Agreement  is  made  by  and  between  Matrix  Pharmaceutical,   Inc.
("Borrower") and Imperial Bank, a California banking corporation, ("Bank").

     In consideration of mutual covenants and conditions hereof, the parties hereto agree as follows'

1.      REPRESENTATIONS OF BORROWER

Borrower represents and warrants that:

1.01 Existence and Rights. Borrower is a corporation duly organized and existing and in good standing under the laws of Delaware, without limit as to the duration of its existence and is authorized and in good standing to do business in the State of California; Borrower has corporate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each State in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement.

1.02 Agreement Authorized. The execution, delivery and performance of this Agreement are duly authorized and do not require the consent or approval of any governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or Articles of Association, as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors rights generally.

1.03 No Conflict. The execution, delivery and performance of this Agreement are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

1.04 Litigation. There is no litigation or other proceeding pending or threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, degree or demand of any court or other governmental or regulatory authority which could reasonably be expected to have a material adverse effect on Borrower.

1.05 Financial Condition. The balance sheet of Borrower as of June 30, 1997, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date, there have been no material adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any material liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which could reasonably be expected to may have a materially adverse effect upon its financial condition, operations or business as now conducted.

CREDIT AGREEMENT
October 8, 1997


1.06 Title to Assets. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by
Section 3.03 hereof.

1.07 Tax Status. Borrower has no material liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

1.08 Trademarks, Patents. To the best of Borrower's knowledge, Borrower, as of the date hereof, owns or is licensed or otherwise has the right to use all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others except where the foregoing could reasonably be expected to have a material adverse effect on Borrower.

1.09 Regulation U. None of the proceeds of any loan from the Bank to Borrower shall be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.      AFFIRMATIVE COVENANTS OF BORROWER

                 Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, it will, unless Bank shall otherwise consent in writing:

2.01 Rights and Facilities. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.

2.02 Insurance. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment and as to property insurance have Bank named as loss payee in an Lenders "Loss Payable" Endorsement Form 438BFU or equivalent.

2.03 Taxes and Other Liabilities. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

             a. The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

             b. It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it adequate with respect thereto.

CREDIT AGREEMENT
October 8, 1997

2.04 Financial Covenants. Borrower to maintain "Liquid Assets," of not less than the greatest of (a) an amount equal to two and one half (2.5) times the most recent quarterly "Cash Burn Rate," (b) two (2.0) times total liabilities (excluding Borrower's existing outstanding mortgage obligation as shown in its financial statement dated June 30, 1997, and any amounts due Bank, or (c) $22,000,000. "Liquid Assets" is defined as the sum of cash, cash equivalents, and short term investments. "Cash Burn Rate" is defined as the decrease in Liquid Assets during the three months ending as of the date of calculation, and will be calculated and reported as of the last day of each month.

In the event of a default of the foregoing:

             a. Borrower may cure such default by providing cash collateral to Bank in an amount equal to the balance of the loan.

             b. In the event of a full cash collateralization as a cure of default, Bank agrees to release its interest in the secured collateral and promptly execute and deliver to Borrower all documents necessary to evidence the release or termination of any liens or security interests existing in favor of Bank relating to the Collateral.

     All financial covenants and financial information referenced herein shall be interpreted and prepared in accordance with generally accepted accounting principles applied on a basis consistent with previous years. Compliance with financial covenants shall be calculated and monitored on a monthly basis.

2.05 Records and Reports. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained.

             a. Monthly Financial Statement. Within thirty (30) days after the close of each month of each fiscal year of Borrower, commencing with the month next ending, a balance sheet and profit and loss statement as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail, prepared in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower.

             b. Quarterly 10(Q) (as filed with the SEC) within 45 days after the close of each quarter end.

             c. Annual 10(K) (as filed with the SEC) within 90 days after the close of fiscal year end.


             d. Other Information. Such other information relating to the operations, properties, business or condition of Borrower as the Bank reasonably may request from time to time;

             e. Management Letter. In connection with each fiscal year end financial statement furnished to Bank hereunder, any management letter of Borrower's independent certified public accountant.

2.06         Notice  of  Default.   Promptly  notify  Bank  in  writing  of  the
occurrence of any Event of Default hereunder or any event which upon notice and lapse of time would be an Event of Default.

CREDIT AGREEMENT
October 8, 1997


2.0 Operating Accounts. Based upon Borrower's satisfactory review of Bank's products and services, and Bank's competitive pricing of those products and services, Borrower to maintain all primary accounts and banking relationship with Bank within 90 days from funding any loans, and during the term of any loans from Bank to Borrower. Borrower shall maintain or cause to be maintained, on deposit with Imperial Bank, non-interest bearing demand deposit balances sufficient to compensate Bank for all services provided by Bank. Balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies shall be charged directly to the Borrower on a monthly basis.

2.08 Attorney's Fees. Pay promptly to Bank without demand after notice, with interest thereon from the date of expenditure at the rate applicable to any loans from Bank to Borrower, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising any such loan after the occurrence of an Event of Default, whether or not suit is filed. If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.


3.      NEGATIVE COVENANTS OF BORROWER

             Borrower agrees that so long as it is indebted to Bank, it will not, without Bank's written consent:

3.01 Type of business: Management. Make any substantial change in the character of its business.

3.02 Outside Indebtedness. Other than in the ordinary course of business and consistent with past practices, create, incur, assume or permit to exist any indebtedness for borrowed moneys, other than loans from the Bank, exceed obligations now existing as shown in the financial statement dated June 30, 1997, excluding those obligations being refinanced by Bank or loans incurred after March 31, 1998.

3.03 Liens and Encumbrances. Other than in the ordinary course of business and consistent with past practices, create, incur, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon any asset now owned, other than liens for taxes not delinquent and liens in Bank's favor, except for those already existing as of June 30, 1997, including but not limited to liens in favor of the Federal Deposit Insurance Corporation or liens or encumbrances incurred after March 31, 1998.

3.04 Liens, Investments, Secondary Liabilities. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business and consistent with past practices or make any investment in the securities of any person inconsistent with existing investment policy; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business and consistent with past practices.

3.05 Acquisition or Sale of Business; Merger or Consolidation. Purchase or otherwise acquire the assets or business of any person or other entity; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary course of its business consistent with past practices or for the betterment of the business; or sell, lease assign or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any dividends, property or other asset accompanied by the leasing back of the same except in the ordinary course of business consistent with past practices.

CREDIT AGREEMENT
October 8, 1997


4.      EVENTS OF DEFAULT

             The occurrence of any of the following events (each an "Event of Default") shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

4.01 Failure to Pay. Failure to pay any installment of principal or interest on any indebtedness of Borrower to Bank within five business days of when due.

4.02 Breach of Covenant. Failure of Borrower to perform any other term or condition of this Agreement binding upon Borrower.

4.03 Breach of Warranty. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

4.1          Insolvency;  Receiver or Trustee.  Borrower shall become insolvent;
or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

4.05 Judgments, Attachments. Any money judgment, writ or warrant of attachment, or similar process involving an amount in excess of $100,000 shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period later than five days prior to the date of any proposed sale thereunder.

4.06 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall be not be vacated within thirty (30) days.

4.07 Collateral. The assignment or transfer of existing liens on equipment in favor of the Federal Deposit Insurance Corporation to any institution or creditor other than Bank.


5.      MISCELLANEOUS PROVISIONS


5.01 Loan Fees. Borrower will pay Bank, upon execution hereof, a loan fee in the sum of $50,000.

5.02 Failure or Indulgence Not Waiver. No failure or delay on the part of Bank or any holder of any note issued by Borrower to Bank, in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note issued in connection with a loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.03 Additional Remedies. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

CREDIT AGREEMENT
October 8, 1997


5.04 Inurement. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.

5.05 Applicable Law. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the State of California, to the jurisdiction of whose courts the parties hereby agree to submit.

5.06 Offset. In addition to and not in limitation of all rights of offset that Bank or other holder of any note issued by Borrower in favor of Bank may have under applicable law, Bank or other holder of such notes shall, upon the occurrence of any Event of Default or any event which with the passage of time or notice would constitute such an Event of Default, have the right to appropriate and apply to the payment of the outstanding under any such note any and all balances, credits, deposits, accounts or monies of Borrower then or thereafter with Bank or other holder, within ten (10) days after the Event of Default, and notice of the occurrence of any Event of Default by Bank to Borrower.

5.07 Severability. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

5.08 Time of the Essence. Time is hereby declared to be of the essence of this Agreement and of every part hereof.

5.09 Accounting. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

5.10 Modification. This Agreement may be modified only by a writing signed by both parties hereto.

         This Agreement is executed on behalf of the parties by duly authorized representatives as of October 8, 1997.


                          IMPERIAL BANK ("Bank")


                          By:   /s/ Tim Bubnack
                                ---------------------------
                                Tim Bubnack, Vice President

                          Date: ---------------------------


                          MATRIX PHARMACEUTICAL, INC. ("Borrower")


                          By:   /s/ James Glynn
                                ---------------------------
                                James Glynn, Chief Executive Officer

                                 IMPERIAL BANK
                          INNOVATIVE BUSINESS BANKING
                                  Member FDIC
                                      NOTE

$10,000,000                 San Diego, California                October 8, 1997

On October 15, 2002, and as hereafter provided, for value received, the undersigned promises to pay to IMPERIAL BANK ("Bank"), a California banking corporation, or order, at its San Diego Regional office, the principal sum of $10,000,000 or such sums up to the maximum if so stated, as the Bank may now or hereafter advance to or for the benefit of the undersigned in accordance with the terms hereof, together with interest thereon from the date of disbursement on the unpaid principal balance at the rate of nine percent (9.00%). Interest shall be computed at the above rate on the basis of the actual number of days during which the principal balance is outstanding, divided by 360, which shall, for interest computation purposes, be considered one year. Interest shall be payable monthly, included with principal, beginning November 15, 1997, and if not so paid shall become a part of the principal. All payments shall be applied first to interest and the remainder, if any, on principal. Principal and interest shall be payable in installments of $160,890.78, or more, each installment on the 15th day of each month, beginning November 15, 1997. Advances not to exceed any unpaid balance owing at any one time equal to the maximum amount specified above, may be made at the option of the Bank.

Borrower may, at any time, prepay all or any portion of the outstanding principal balance of this note without penalty or premium. Any partial prepayment shall be applied to the installments in inverse order of maturity. Should default be made in the payment of principal or interest when due, or in the performance or observance, when due, of any item, covenant or condition of any deed of trust, security agreement or other agreement (including amendments or extensions thereof) securing or pertaining to this note, at the option of the holder hereof and without notice or demand, the entire balance of principal and accrued interest then remaining unpaid shall (a) become immediately due and payable, and (b) thereafter bear interest, until paid in full, at the increased rate of 3% per year in excess of the rate provided for above, as it may vary from time to time.

Defaults shall include, but not be limited to, the failure of the maker(s) to pay principal or interest when due; the filing as to each. person obligated hereon, whether as maker, co-maker, endorser or guarantor (individually or collectively referred to as the "Obligor") of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act; the issuance of any attachment or execution against any asset of any Obligor; or the death of any Obligor.

If any installment payment or principal balance payment due hereunder is delinquent ten or more days, Obligor agrees to pay a late charge in the amount of 3% of the payments so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of the holder of this note to accept payment of any installment past due or less than the total unpaid principal balance after maturity.

If this note is not paid when due, each Obligor promises to pay all costs and expenses of collection and reasonable attorneys' fees incurred by the holder hereof on account of such collection, plus interest at the rate applicable to principal, whether or not suit is filed hereon. Each Obligor shall be jointly and severally liable hereon and consents to renewals, replacements and extensions of time for payment hereof, before, at or after maturity; consents to acceptance, release or substitution of security for this note; and waives demand and protest and the right to assert any statute of limitations. The indebtedness evidenced hereby shall be payable in lawful money of the United States. In any action brought under or arising out of this note, each Obligor, including any successor(s) or assign(s), hereby consents to the application of California law, to the jurisdiction of any competent court within the State of California and to service of process by any means authorized by California law.

No single or partial exercise of any power hereunder or under any deed of the security agreement or other agreement in connection herewith shall preclude other or further exercises thereof, or the exercise of any other such power. The holder hereof shall at all times have the right to proceed against any portion of the security for this note in such order and in such manner as such holder may consider appropriate, without waiving any rights with respect to any of the security. Any delay or omission on the part of the holder hereof in exercising any right hereunder, or under any deed of trust, security agreement or other agreement, shall not operate as a waiver of any such right, or any other right, under this note or any deed of trust, security agreement or other agreement in connection herewith.

See attached Reference Provision incorporated herein by this reference.

                                                 MATRIX PHARMACEUTICAL, INC.
-------------------------------------    ---------------------------------------
                                                 BY /s/ Jim Glynn
-------------------------------------    ---------------------------------------
                                                 Jim Glynn, CEO/SFO/Secretary

The following Reference Provision is by this reference incorporated in the Note dated October 8, 1997, executed by MATRIX PHARMACEUTICAL, INC.

        REFERENCE PROVISION

1. Other than (i) non-judicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Note ("Agreement"), which controversy, dispute or claim is not settled in writing within thirty (30) days after the "Claim Date" (defined as the date on which a party subject to the Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure ("CCP"), or their successor section, which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is locate or Los Angeles County if none (the "Court"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers of a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP s.s. 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP s.s. 644 in any court in the State of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following the notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Court is empowered to issue temporary and/or provisional remedies, as appropriate.

2. Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

3. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

4. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, s.s. 1280 through s.s. 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

MATRIX PHARMACEUTICAL, INC.

By: /s/ Jim Glynn
    ----------------------------
    Jim Glynn, CEO/CFO/Secretary

                                 IMPERIAL BANK
                          INNOVATIVE BUSINESS BANKING
                                  Member FDIC

                           GENERAL SECURITY AGREEMENT
                  (Tangible and Intangible Personal Property)

This Agreement is executed on October 8, 1997, by MATRIX PHARMACEUTICAL, INC. (hereinafter called "Obligor"). In consideration of financial accommodations given, to be given or continued, the Obligor grants to IMPERIAL BANK
(hereinafter called "Bank") a security interest in (a) all property (i) delivered to Bank by Obligor, (ii} which shall be in Bank's possession or control in any matter or for any purpose, {iii) described below, (iv) now owned or hereafter acquired by Obligor of the type or class described below and/or in any supplementary schedule hereto, or in any financing statement filed by Bank and executed by or on behalf of Obligor; (b) the proceeds, increase and products of such property, all accessions thereto, and all property which Obligor may receive on account of such collateral which Obligor will immediately deliver to Bank (collectively referred to as "Collateral") to secure payment and performance of all of Obligor's present or future debts or obligations to Bank, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the California Uniform Commercial Code.

Collateral:

A. VEHICLE, VESSEL, AIRCRAFT:
--------------------------------------------------------------------------------
Year   Make/Manufacturer   Model   Identification     License or     New or Used
                                   and Serial No.   Registration No.
--------------------------------------------------------------------------------
Engine or other equipment:
                          ------------------------------------------------------
(For aircraft - original ink signature on Copy to FAA)

B. DEPOSIT ACCOUNTS:

Type                  Account Number                   Amount $
    -----------------               ------------------         -----------------
In name of                            Depository
          ---------------------------           --------------------------------
AND ALL EXTENSIONS OR RENEWALS THEREOF.

C. ACCOUNTS, INTANGIBLES AND OTHER: (Describe)



All equipment acquired by Obligor subsequent to October 21, 1995, and prior to March 31, 1998, wherever located, including but not limited to those items of equipment described on attached Exhibit "A" including all proceeds thereof.

The collateral not in Bank's possession will be located at: 34700 Campus Dr., Fremont, CA 94555; 600 Valley Way, Milpitas, CA 95035; 4757 Nexus Centre Dr., San Diego, CA 92121; or 2350 Qume Dr., Suite M, San Jose, CA 95131

[ ] If checked, the Obligor is executing this Agreement as an Accommodation Debtor only and the Obligor's liability is limited to the security interest granted in the Collateral described herein. The party being accommodated is
                                                                   ("Borrower").
------------------------------------------------------------------

All the terms and provisions on the reverse side hereof are incorporated herein as though set forth in full, and constitute a part of this Agreement.

                                  Signature
    Name                 (indicate title, if applicable)         Address

MATRIX PHARMACEUTICAL      By: /s/ Jim Glynn                  34700 Campus Dr.
---------------------      ----------------------------      -------------------
                           Jim Glynn, CEO/CFO/Secretary       Fremont, CA 94555
---------------------      ----------------------------      -------------------

---------------------      ----------------------------      -------------------


                                  Page 1 of 2
L552E (Rev 10/92)
20862433

Obligor represents, warrants and agrees:

1. Obligor will immediately pay (a) any Debt when due, (b) Bank's costs of collecting the Debt, of protecting insuring or realizing on Collateral, and any reasonable expenditure of Bank pursuant hereto, including attorneys' fees and expenses, with interest at the rate applicable to the Debt, whichever is less, from the date of expenditure, and (c) any deficiency after realization of Collateral.

2. Oligor will use the proceeds of any can that becomes Debt hereunder for the purposes indicated on the application therefore, and will promptly contract to purchase and pay the purchase price of any property which becomes Collateral hereunder from the proceeds of any loan made for that purpose.

3. As to all Collateral in Obligor possession (unless specifically otherwise agreed by Bank in writing), Obligor will:

     (a) Have, or has, possession of the Collateral at the locations disclosed to Bank and will not remove the Collateral from the locations.

     (b) Keep the Collateral separate and identifiable.

     (c) Maintain the Collateral in good and saleable condition, repair it if necessary, clean, feed, shelter, water, medicate, fertilize, cultivate, irrigate, prune and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit Bank to inspect the Collateral at any time.

     (d) Not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though Bank has security interest in proceeds of such Collateral.

4. As to Collateral which is inventory and accounts, Obligor:

     (a) May, until notice from Bank, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof.

     (b) Will, upon notice from Bank, deposit all cash proceeds as received in a demand deposit account with Bank, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by Bank.

     (c) Will receive in trust, schedule on forms satisfactory to the Bank and deliver to Bank all non-cash proceeds other than inventory received in trade.

     (d) If not in default, may obtain release of Bank's interest in individual units of inventory upon request, therefore, payment to Bank of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

5. [INTENTIONALLY OMITTED]

6. Obligor owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except as disclosed to and accepted by Bank in writing. Obligor will defend any proceeding which may affect title to or Bank's security interest in any Collateral, and will indemnify and hold Bank free and harmless from all costs and expenses of Bank's defense.

7. Obligor will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in Obligor possession, the realty on which the Collateral is located.

8. Obligor will insure the Collateral with Bank as loss payee in form and amounts with companies, and against risks and liability satisfactory to Bank, and hereby assigns such policies to Bank, agrees to deliver them to Bank at Bank's request, and authorizes Bank to make any claim thereunder, to cancel the insurance on Obligor default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If Obligor should fail to deliver the required policy or policies to the Bank, Bank may, at Obligor cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at Bank's option, either both Obligor and Bank, or only Bank, and the cost thereof shall be secured by this Security Agreement, and shall be repayable as provided in Paragraph 1 above.

9. Obligor will give Bank any information it reasonably requires relating to the Collateral or Obligor's operations, properties, business or condition. All information at any time supplied to Bank by Obligor (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and Obligor will notify Bank of any adverse change in such information. Obligor will promptly notify Bank of any change of Obligor's residence, chief executive office or mailing address.

10. Upon the occurrence of any Event of Default under the Credit Agreement or hereunder, Bank is irrevocably appointed Obligor attorney-in-fact to do any act which Obligor is obligated hereby to do, to exercise such rights as Obligor may exercise, to use such equipment as Obligor might use, to enter Obligor premises to give notice of Bank's security interest, and to collect Collateral and proceeds and to execute and file in Obligor name any financing statements and amendments thereto required to perfect Bank's security interest hereunder, all to protect and preserve the Collateral and Bank's rights hereunder. Bank may:

     (a) Endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;

     (b) Make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith;

     (c) Use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

11. [INTENTIONALLY OMITTED]

12. Upon the occurrence of any Event of Default under the Credit Agreement or hereunder, at Bank's option, without demand or notice, all or any part of the Debt shall immediately become due. Bank shall have all rights given by law, and may sell, in one or more sales, Collateral in any county where Bank has an office. Bank may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. Bank may require Obligor to assemble the Collateral and make it available to Bank at the entrance to the location of the Collateral, or a place designated by Bank.

     Defaults shall include:

     (a) Obligor failure to pay or perform this or any agreement with Bank or breach of any warranty herein, or Borrower failure to pay or perform any agreement with Bank.

     (b) [INTENTIONALLY OMITTED]

     (c) Any actual material deterioration of the Collateral or in the market price thereof which causes it, in Bank's judgment, to become unsatisfactory as security.

     (d) Any levy or seizure against Borrower or any material portion of the Collateral.

     (e) Death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtors relief laws of, by or against Obligor or Borrower or any guarantor of the Debt.

     (f) Any warranty or representation which is false or is believed in good faith by Bank to be false.

13. Bank's acceptance of partial or delinquent payments or the failure of Bank to exercise any right or remedy shall not waive any obligation of Obligor or Borrower or right of Bank to modify this Agreement, or waive any other similar default.

14. On transfer of all or any part of the Debt, Bank may transfer all or any part of the Collateral. Bank may deliver all or any part of the Collateral to any Obligor at any time. Any such transfer or delivery shall discharge Bank from all liability and responsibility with respect to such Collateral transferred or delivered. This Agreement benefits Bank's successors and assigns and binds Obligor heirs, legatees, personal representatives, successors and assigns. Obligor agrees not to assert against any assignee of Bank any claim or defense that may exist against Bank. Time is of the essence. This Agreement and supplementary schedules hereto contain the entire security agreement between Bank and Obligor. Obligor will execute any additional agreements, assignments or documents reasonably required by Bank to carry this Agreement into effect.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of California, to the jurisdiction of whose courts the Obligor hereby agrees to submit. Obligor agrees that service of process may be accomplished by any means authorized by California law. All words used herein in the singular shall be considered to have been used in the plural where the context and construction so require.


                                  Page 2 of 2
L552E (Rev 10/92)
210862433

================================================================================        THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant the Uniform Commercial
Code and will remain effective,  with certain exceptions,  for 5 years from date of filing.
------------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER           B. FILING OFFICE ACCT.# (optional)
(optional)                                    Bubnack/#1100/JL

------------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

   IMPERIAL BANK
   ATTN: LENDING SERVICES
   9920 S LA CIENEGA BLVD SUITE 628
   INGLEWOOD CA 90301
------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (If applicable)    [ ] LESSOR/LESSEE  [ ]CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
====================================================================================================================================
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (la or lb)
------------------------------------------------------------------------------------------------------------------------------------
      la. ENTTY'S NAME
      MATRIX PHARMACEUTICAL, INC.
OR    ------------------------------------------------------------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE
34700 Campus Drive                        Fremont                    CA                      94555
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #          OPTIONAL       1e. TYPE OF ENTITY    1f. ENTITY'S STATE    1g ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                              OR COUNTRY OF
                              ENTITY DEBTOR                              ORGANIZATION                                       [ ] NONE
====================================================================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
      ------------------------------------------------------------------------------------------------------------------------------
      2a. ENTITY'S NAME

OR    ------------------------------------------------------------------------------------------------------------------------------
      2B. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #       OPTIONAL           2e. TYPE OF ENTITY    2f ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                             OR COUNTRY OF
                             ENTITY DEBTOR                              ORGANIZATION                                        [ ] NONE
====================================================================================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b).
------------------------------------------------------------------------------------------------------------------------------------
      3a. ENTITY'S NAME
      ------------------------------------------------------------------------------------------------------------------------------
      IMPERIAL BANK
OR    ------------------------------------------------------------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                       CITY                       STATE    COUNTRY        POSTAL CODE
    701 "B" Street                        San Diego                  CA                      92101-8120
====================================================================================================================================
4. This FINANCING STATEMENT covers the following types or items of property.
   All equipment  acquired by Debtor  subsequent to October 21, 1995,  and prior to March 31, 1998, wherever located including all proceeds thereof.
====================================================================================================================================
5. CHECK [ ]    THIS FINANCING  STATEMENT is signed by the Secured Party instead    7. If filed in Florida (check one)
   BOX          of the Debtor to perfect a security  interest (a) in  collateral       [ ] Documentary      [ ] Documentary stamp
(if applicable) already  subject to a security  interest on another  jurisdiction          stamp tax paid       tax not applicable
                when it was  brought  into  this  state,  or when  the  debtor's location  was  changed to this state or (b) in  accordance  with other statutory provisions (additional data may be required)
====================================================================================================================================
6. REQUIRED SIGNATURE(S)     MATRIX PHARMACEUTICAL, INC.                            8. [ ] This FINANCING STATEMENT is to be filed
                                                                                           (for record) (or recorded) in the REAL
                                                                                           ESTATE RECORDS
By: /s/ J.R. GLYNN                                                                         Attach Addendum           [if applicable]
------------------------------------------------------------------------------------------------------------------------------------
Jim Glynn, CEO/CFO Secretary                                                        9. Check to REQUEST SEARCH CERTIFICATE(S) on
                                                                                       Debtor(s)
                                                                                       [ADDITIONAL FEE] (optional)
                                                                                       [X] All Debtors  [ ] Debtor 1  [ ] Debtor 2
====================================================================================================================================
(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)   Imperial Bank    Los Angeles, CA 90009
                                                                                             P.O. Box 92991   310-417-5600

                      THIS SPACE FOR USE OF FILING OFFICER
================================================================================

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant the Uniform Commercial
Code and will remain effective,  with certain exceptions,  for 5 years from date of filing.
------------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER           B. FILING OFFICE ACCT.# (optional)
(optional)                                    Bubnack/#1100/JL

------------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

   IMPERIAL BANK
   ATTN: LENDING SERVICES
   9920 S LA CIENEGA BLVD SUITE 628
   INGLEWOOD CA 90301
------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (If applicable)    [ ] LESSOR/LESSEE  [ ]CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
====================================================================================================================================
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (la or lb)
------------------------------------------------------------------------------------------------------------------------------------
      la. ENTTY'S NAME
      MATRIX PHARMACEUTICAL, INC.
OR    ------------------------------------------------------------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE
34700 Campus Drive                        Fremont                    CA                      94555
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #          OPTIONAL       1e. TYPE OF ENTITY    1f. ENTITY'S STATE    1g ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                              OR COUNTRY OF
                              ENTITY DEBTOR                              ORGANIZATION                                       [ ] NONE
====================================================================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
      ------------------------------------------------------------------------------------------------------------------------------
      2a. ENTITY'S NAME

OR    ------------------------------------------------------------------------------------------------------------------------------
      2B. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #       OPTIONAL           2e. TYPE OF ENTITY    2f ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                             OR COUNTRY OF
                             ENTITY DEBTOR                              ORGANIZATION                                        [ ] NONE
====================================================================================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b).
------------------------------------------------------------------------------------------------------------------------------------
      3a. ENTITY'S NAME
      ------------------------------------------------------------------------------------------------------------------------------
      IMPERIAL BANK
OR    ------------------------------------------------------------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                       CITY                       STATE    COUNTRY        POSTAL CODE
    701 "B" Street                        San Diego                  CA                      92101-8120
====================================================================================================================================
4. This FINANCING STATEMENT covers the following types or items of property.
   All equipment  acquired by Debtor  subsequent to October 21, 1995,  and prior to March 31, 1998, wherever located including all proceeds thereof.
====================================================================================================================================
5. CHECK [ ]    THIS FINANCING  STATEMENT is signed by the Secured Party instead    7. If filed in Florida (check one)
   BOX          of the Debtor to perfect a security  interest (a) in  collateral       [ ] Documentary      [ ] Documentary stamp
(if applicable) already  subject to a security  interest on another  jurisdiction          stamp tax paid       tax not applicable
                when it was  brought  into  this  state,  or when  the  debtor's location  was  changed to this state or (b) in  accordance  with other statutory provisions (additional data may be required)
====================================================================================================================================
6. REQUIRED SIGNATURE(S)     MATRIX PHARMACEUTICAL, INC.                            8. [ ] This FINANCING STATEMENT is to be filed
                                                                                           (for record) (or recorded) in the REAL
                                                                                           ESTATE RECORDS
By: /s/ J.R. GLYNN                                                                         Attach Addendum           [if applicable]
------------------------------------------------------------------------------------------------------------------------------------
Jim Glynn, CEO/CFO Secretary                                                        9. Check to REQUEST SEARCH CERTIFICATE(S) on
                                                                                       Debtor(s)
                                                                                       [ADDITIONAL FEE] (optional)
                                                                                       [X] All Debtors  [ ] Debtor 1  [ ] Debtor 2
====================================================================================================================================
(2) ACKNOWLEDGEMENT OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1)                  Imperial Bank    Los Angeles, CA 90009
    (TRANS) (REV. 12/18/95)                                                                  P.O. Box 92991   310-417-5600

                      THIS SPACE FOR USE OF FILING OFFICER
================================================================================

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant the Uniform Commercial
Code and will remain effective,  with certain exceptions,  for 5 years from date of filing.
------------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER           B. FILING OFFICE ACCT.# (optional)
(optional)                                    Bubnack/#1100/JL

------------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

   IMPERIAL BANK
   ATTN: LENDING SERVICES
   9920 S LA CIENEGA BLVD SUITE 628
   INGLEWOOD CA 90301
------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (If applicable)    [ ] LESSOR/LESSEE  [ ]CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
====================================================================================================================================
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (la or lb)
------------------------------------------------------------------------------------------------------------------------------------
      la. ENTTY'S NAME
      MATRIX PHARMACEUTICAL, INC.
OR    ------------------------------------------------------------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE
34700 Campus Drive                        Fremont                    CA                      94555
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #          OPTIONAL       1e. TYPE OF ENTITY    1f. ENTITY'S STATE    1g ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                              OR COUNTRY OF
                              ENTITY DEBTOR                              ORGANIZATION                                       [ ] NONE
====================================================================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
      ------------------------------------------------------------------------------------------------------------------------------
      2a. ENTITY'S NAME

OR    ------------------------------------------------------------------------------------------------------------------------------
      2B. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #       OPTIONAL           2e. TYPE OF ENTITY    2f ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                             OR COUNTRY OF
                             ENTITY DEBTOR                              ORGANIZATION                                        [ ] NONE
====================================================================================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b).
------------------------------------------------------------------------------------------------------------------------------------
      3a. ENTITY'S NAME
      ------------------------------------------------------------------------------------------------------------------------------
      IMPERIAL BANK
OR    ------------------------------------------------------------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                       CITY                       STATE    COUNTRY        POSTAL CODE
    701 "B" Street                        San Diego                  CA                      92101-8120
====================================================================================================================================
4. This FINANCING STATEMENT covers the following types or items of property.
   All equipment  acquired by Debtor  subsequent to October 21, 1995,  and prior to March 31, 1998, wherever located including all proceeds thereof.
====================================================================================================================================
5. CHECK [ ]    THIS FINANCING  STATEMENT is signed by the Secured Party instead    7. If filed in Florida (check one)
   BOX          of the Debtor to perfect a security  interest (a) in  collateral       [ ] Documentary      [ ] Documentary stamp
(if applicable) already  subject to a security  interest on another  jurisdiction          stamp tax paid       tax not applicable
                when it was  brought  into  this  state,  or when  the  debtor's location  was  changed to this state or (b) in  accordance  with other statutory provisions (additional data may be required)
====================================================================================================================================
6. REQUIRED SIGNATURE(S)     MATRIX PHARMACEUTICAL, INC.                            8. [ ] This FINANCING STATEMENT is to be filed
                                                                                           (for record) (or recorded) in the REAL
                                                                                           ESTATE RECORDS
By: /s/ J.R. GLYNN                                                                         Attach Addendum           [if applicable]
------------------------------------------------------------------------------------------------------------------------------------
Jim Glynn, CEO/CFO Secretary                                                        9. Check to REQUEST SEARCH CERTIFICATE(S) on
                                                                                       Debtor(s)
                                                                                       [ADDITIONAL FEE] (optional)
                                                                                       [X] All Debtors  [ ] Debtor 1  [ ] Debtor 2
====================================================================================================================================
(3) SEARCH REQUEST COPY - NATIONAL FINANCING STATEMENT (FORM UCC1)                           Imperial Bank    Los Angeles, CA 90009
    (TRANS) (REV. 12/18/95)                                                                  P.O. Box 92991   310-417-5600

                      THIS SPACE FOR USE OF FILING OFFICER
================================================================================

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant the Uniform Commercial
Code and will remain effective,  with certain exceptions,  for 5 years from date of filing.
------------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER           B. FILING OFFICE ACCT.# (optional)
(optional)                                    Bubnack/#1100/JL

------------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

   IMPERIAL BANK
   ATTN: LENDING SERVICES
   9920 S LA CIENEGA BLVD SUITE 628
   INGLEWOOD CA 90301
------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (If applicable)    [ ] LESSOR/LESSEE  [ ]CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
====================================================================================================================================
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (la or lb)
------------------------------------------------------------------------------------------------------------------------------------
      la. ENTTY'S NAME
      MATRIX PHARMACEUTICAL, INC.
OR    ------------------------------------------------------------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE
34700 Campus Drive                        Fremont                    CA                      94555
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #          OPTIONAL       1e. TYPE OF ENTITY    1f. ENTITY'S STATE    1g ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                              OR COUNTRY OF
                              ENTITY DEBTOR                              ORGANIZATION                                       [ ] NONE
====================================================================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
      ------------------------------------------------------------------------------------------------------------------------------
      2a. ENTITY'S NAME

OR    ------------------------------------------------------------------------------------------------------------------------------
      2B. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #       OPTIONAL           2e. TYPE OF ENTITY    2f ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                             OR COUNTRY OF
                             ENTITY DEBTOR                              ORGANIZATION                                        [ ] NONE
====================================================================================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b).
------------------------------------------------------------------------------------------------------------------------------------
      3a. ENTITY'S NAME
      ------------------------------------------------------------------------------------------------------------------------------
      IMPERIAL BANK
OR    ------------------------------------------------------------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                       CITY                       STATE    COUNTRY        POSTAL CODE
    701 "B" Street                        San Diego                  CA                      92101-8120
====================================================================================================================================
4. This FINANCING STATEMENT covers the following types or items of property.
   All equipment  acquired by Debtor  subsequent to October 21, 1995,  and prior to March 31, 1998, wherever located including all proceeds thereof.
====================================================================================================================================
5. CHECK [ ]    THIS FINANCING  STATEMENT is signed by the Secured Party instead    7. If filed in Florida (check one)
   BOX          of the Debtor to perfect a security  interest (a) in  collateral       [ ] Documentary      [ ] Documentary stamp
(if applicable) already  subject to a security  interest on another  jurisdiction          stamp tax paid       tax not applicable
                when it was  brought  into  this  state,  or when  the  debtor's location  was  changed to this state or (b) in  accordance  with other statutory provisions (additional data may be required)
====================================================================================================================================
6. REQUIRED SIGNATURE(S)     MATRIX PHARMACEUTICAL, INC.                            8. [ ] This FINANCING STATEMENT is to be filed
                                                                                           (for record) (or recorded) in the REAL
                                                                                           ESTATE RECORDS
By: /s/ J.R. GLYNN                                                                         Attach Addendum           [if applicable]
------------------------------------------------------------------------------------------------------------------------------------
Jim Glynn, CEO/CFO Secretary                                                        9. Check to REQUEST SEARCH CERTIFICATE(S) on
                                                                                       Debtor(s)
                                                                                       [ADDITIONAL FEE] (optional)
                                                                                       [X] All Debtors  [ ] Debtor 1  [ ] Debtor 2
====================================================================================================================================
(4) DEBTOR COPY - NATIONAL FINANCING STATEMENT (FORM UCC1)                                   Imperial Bank    Los Angeles, CA 90009
    (TRANS) (REV. 12/18/95)                                                                  P.O. Box 92991   310-417-5600

                      THIS SPACE FOR USE OF FILING OFFICER
================================================================================

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant the Uniform Commercial
Code and will remain effective,  with certain exceptions,  for 5 years from date of filing.
------------------------------------------------------------------------------------------------------------------------------------
A. NAME & TEL.# OF CONTACT AT FILER           B. FILING OFFICE ACCT.# (optional)
(optional)                                    Bubnack/#1100/JL

------------------------------------------------------------------------------------------------------------------------------------
C. RETURN COPY TO: (Name and Mailing Address)

   IMPERIAL BANK
   ATTN: LENDING SERVICES
   9920 S LA CIENEGA BLVD SUITE 628
   INGLEWOOD CA 90301
------------------------------------------------------------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (If applicable)    [ ] LESSOR/LESSEE  [ ]CONSIGNOR/CONSIGNEE  [ ] NON-UCC FILING
====================================================================================================================================
1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (la or lb)
------------------------------------------------------------------------------------------------------------------------------------
      la. ENTTY'S NAME
      MATRIX PHARMACEUTICAL, INC.
OR    ------------------------------------------------------------------------------------------------------------------------------
      1b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE
34700 Campus Drive                        Fremont                    CA                      94555
------------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D. #          OPTIONAL       1e. TYPE OF ENTITY    1f. ENTITY'S STATE    1g ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                              OR COUNTRY OF
                              ENTITY DEBTOR                              ORGANIZATION                                       [ ] NONE
====================================================================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
      ------------------------------------------------------------------------------------------------------------------------------
      2a. ENTITY'S NAME

OR    ------------------------------------------------------------------------------------------------------------------------------
      2B. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                       CITY                       STATE     COUNTRY       POSTAL CODE

------------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D. #       OPTIONAL           2e. TYPE OF ENTITY    2f ENTITY'S STATE   2g. ENTITY'S ORGANIZATIONAL I.D. #, if any
                             ADD'NL INFO RE                             OR COUNTRY OF
                             ENTITY DEBTOR                              ORGANIZATION                                        [ ] NONE
====================================================================================================================================
3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b).
------------------------------------------------------------------------------------------------------------------------------------
      3a. ENTITY'S NAME
      ------------------------------------------------------------------------------------------------------------------------------
      IMPERIAL BANK
OR    ------------------------------------------------------------------------------------------------------------------------------
      3b. INDIVIDUAL'S LAST NAME          FIRST NAME                 MIDDLE NAME                SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                       CITY                       STATE    COUNTRY        POSTAL CODE
    701 "B" Street                        San Diego                  CA                      92101-8120
====================================================================================================================================
4. This FINANCING STATEMENT covers the following types or items of property.
   All equipment  acquired by Debtor  subsequent to October 21, 1995,  and prior to March 31, 1998, wherever located including all proceeds thereof.
====================================================================================================================================
5. CHECK [ ]    THIS FINANCING  STATEMENT is signed by the Secured Party instead    7. If filed in Florida (check one)
   BOX          of the Debtor to perfect a security  interest (a) in  collateral       [ ] Documentary      [ ] Documentary stamp
(if applicable) already  subject to a security  interest on another  jurisdiction          stamp tax paid       tax not applicable
                when it was  brought  into  this  state,  or when  the  debtor's location  was  changed to this state or (b) in  accordance  with other statutory provisions (additional data may be required)
====================================================================================================================================
6. REQUIRED SIGNATURE(S)     MATRIX PHARMACEUTICAL, INC.                            8. [ ] This FINANCING STATEMENT is to be filed
                                                                                           (for record) (or recorded) in the REAL
                                                                                           ESTATE RECORDS
By: /s/ J.R. GLYNN                                                                         Attach Addendum           [if applicable]
------------------------------------------------------------------------------------------------------------------------------------
Jim Glynn, CEO/CFO Secretary                                                        9. Check to REQUEST SEARCH CERTIFICATE(S) on
                                                                                       Debtor(s)
                                                                                       [ADDITIONAL FEE] (optional)
                                                                                       [X] All Debtors  [ ] Debtor 1  [ ] Debtor 2
====================================================================================================================================
(5) SECURED PARTY COPY - NATIONAL FINANCING STATEMENT (FORM UCC1)                            Imperial Bank    Los Angeles, CA 90009
    (TRANS) (REV. 12/18/95)                                                                  P.O. Box 92991   310-417-5600

                               [GRAPHIC OMITTED]

                                 IMPERIAL BANK
                                  Member FDIC

                     CORPORATE RESOLUTION REGARDING CREDIT


OFFICE: San Diego Regional              Address: 701 "B" Street
                                                 San Diego, CA 92101




RESOLVED, that MATRIX PHARMACEUTICAL, INC.

borrow from IMPERIAL BANK, hereinafter referred to as "Bank", from time to. time, such sums of money as, in the judgement of the officer or officers hereinafter authorized, this corporation may require; provided that the aggregate amount of such borrowing, pursuant to this resolution, shall not at any one time exceed the principal sum of --- TEN MILLION AND 00/100 --- DOLLARS ($_________________________________), in addition to such amount as may be otherwise authorized;

RESOLVED FURTHER, that any       one         of the following named officers
                           ---------------
                           (Specify Number)


Jim Glynn                          the  CEO/CFO/Secretary
----------------------------------      ----------------------------------------
                                   the
----------------------------------      ----------------------------------------
                                   the
----------------------------------      ----------------------------------------
                                   the
----------------------------------      ----------------------------------------
                                   the
----------------------------------      ----------------------------------------

of this corporation (the officer or officers acting in combination, authorized to act pursuant hereto being hereinafter designated as "authorized officers"), be and they are hereby authorized, directed and empowered, for and on behalf and in the name of this corporation (1) to execute and deliver to the Bank such notes or other evidences of indebtedness of this corporation for the monies so borrowed, with interest thereon, as the Bank may require, and to execute and deliver, from time to time, renewals or extensions of such notes or other evidences of indebtedness; (2) to grant a security interest in, transfer, or otherwise hypothecate or deed in trust for Bank's benefit and deliver by such instruments in writing or otherwise as may be demanded by the Bank, any of the property of this corporation as may be required by the Bank to secure the payment of any notes or other indebtedness of this corporation or third parties to the Bank, whether arising pursuant to this resolution or otherwise; and (3) to perform all acts and execute and deliver all instruments which the Bank may deem necessary to carry out the purposes of this resolution;

      RESOLVED FURTHER, that said authorized officers be and they are hereby authorized and empowered, and that any one of said authorized officers be and he/she is hereby authorized and empowered (1) to discount with or sell to the Bank conditional sales contracts, notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness payable to this corporation, upon such terms as may be agreed upon by them and the Bank, and to endorse in the name of this corporation said notes, acceptances, drafts, bailment agreements, leases, receivables and evidences of indebtedness so discounted, and to guarantee the payment of the same to the Bank, and (2) to apply for and obtain from the Bank letters of credit and in connection therewith to execute such agreement, applications, guarantees, indemnities and other financial undertakings as Bank may require;

      RESOLVED FURTHER, that said authorized officers are also authorized to direct the disposition of the proceeds of any such obligation, and to accept or direct delivery from the Bank of any property of this corporation at any time held by the Bank;

      RESOLVED FURTHER, that the authority given hereunder shall be deemed retroactive and any and all acts authorized hereunder performed prior to the passage of this resolution are hereby ratified and affirmed;

      RESOLVED FURTHER, that this resolution will continue in full force and effect until the Bank shall receive official notice in writing from this corporation of the revocation thereof by a resolution duly adopted by the Board of Directors of this corporation, and that the certification of the Secretary of this corporation as to the signatures of the above named persons shall be binding on this corporation.

      I, Jim Glynn, Secretary of the above named corporation, duly organized and existing under the laws of the State of Delaware, do hereby certify that the foregoing is a full, true and correct copy of a resolution of the Board of Directors of said corporation, duly and regularly passed and adopted by the Board of Directors of said corporation.

      I further certify that said resolution is still in full force and effect and has not been amended or revoked, and that the specimen signatures appearing below are the signatures of the officers authorized to sign for this corporation by virtue of said resolution.

      EXECUTED ON October 8, 1997

             AUTHORIZED SIGNATURES:

Signature: /s/ J.R. Glynn
           ----------------------------
           Jim Glynn
                                              /s/ J.R. Glynn
Signature: ----------------------------     ------------------------------------
                                                   (Secretary)
Signature: ----------------------------     Jim Glynn

Signature: ----------------------------

Signature: ----------------------------

L 550 (Rev 7/97)

                               [GRAPHIC OMITTED]

                                 IMPERIAL BANK
                                  Member FDIC

                         AGREEMENT TO PROVIDE INSURANCE
                          (REAL OR PERSONAL PROPERTY)

TO: IMPERIAL BANK               Date: October 8, 1997
    701 "B" Street
    San Diego, CA 92101         Borrower: Matrix Pharmaceutical, Inc.





In consideration of a loan in the amount of $10,000,000.00, secured by all tangible personal property including equipment.

I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

I/We also agree to advise the below named agent to add Imperial Bank as loss payee on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

I/We understand that the policy must contain:

     1. Fire and extended coverage in an amount sufficient to cover:

        a) The amount of the loan, OR

        b) All existing encumbrances, whichever is greater,

        But not in excess of the replacement value of the improvements on the real property.

     2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Imperial Bank, or any other form acceptable to Bank.

                             INSURANCE INFORMATION

Insurance Co./Agent:                              Telephone No.:

Agent's Address:


                                 MATRIX PHARMACEUTICAL, INC.

                         Signature of Obligor: By:  /s/ J.R. Glynn
                                               ---------------------------------
                                                 Jim Glynn, CEO/CFO/Secretary


                         Signature of Obligor:
                                               ---------------------------------

================================================================================


--------------------------------------------------------------------------------
FOR BANK USE ONLY

INSURANCE VERIFICATION:                     Date:
                                                  ------------------------------
Person Spoken to:
                  --------------------------------------------------------------
Policy Number:
                  --------------------------------------------------------------
Effective From:                                    To:
                  ------------------------------       -------------------------
Verified By:
                  --------------------------------------------------------------

--------------------------------------------------------------------------------
L 245 E (7/97)

--------------------------------------------------------------------------------
    [GRAPHIC OMITTED]                    ITEMIZATION OF AMOUNT FINANCED
      IMPERIAL BANK                         DISBURSEMENT INSTRUCTIONS
---------------------------
INNOVATIVE BUSINESS BANKING
        Member FDIC

================================================================================

Name(s) MATRIX PHARMACEUTICAL, INC.                 Date October 8, 1997
        ------------------------------------------       -----------------------

        ------------------------------------------

     $_______________ paid to you directly by Cashiers Check No. _______________

     $10,000,000.00   credited to deposit account No. __________________________

     $_______________ paid on Loan(s) No. ______________________________________

     $_______________ amounts paid to Bank for: ________________________________

     $_______________ __________________________________________________________

     Amounts paid to others on your behalf:

     $_______________ to _______________________________ Title Insurance Company

     $_______________ to Public Officials

     $_______________ to _______________________________________________________

     $_______________ to _______________________________________________________

     $_______________ to _______________________________________________________

     $_______________ to _______________________________________________________

     $10,000,000.00   SUBTOTAL (NOTE AMOUNT)

LESS $         0.00   Prepaid Finance Charge (Loan fee(s))

     $10,000,000.00   TOTAL (AMOUNT FINANCED)


Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.

MATRIX PHARMACEUTICAL, INC.

By:/s/ J.R. Glynn
   ------------------------------------   --------------------------------------
   Jim Glynn, CEO/CFO/Secretary


   ------------------------------------   --------------------------------------

--------------------------------------------------------------------------------

L 531 E (8/97)